          SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549


                             --------------------

                                   FORM 8-K

                                CURRENT REPORT


                             --------------------


                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               June 3, 1996
                      ---------------------------------
                      (Date of earliest event reported)


                   TRANSCONTINENTAL REALTY INVESTORS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Nevada                 1-9240             94-6565852
     -----------------------   ----------------     --------------------
     (State of incorporation   (Commission File     (IRS Employer
     or organization)           Number)              Identification No.)



10670 North Central Expressway
Suite 300
Dallas, Texas                                   75231
- ---------------------------------------      ----------
(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (214) 692-4700
                                                     --------------


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On June 3, 1996, Transcontinental Realty Investors, Inc. (the "Company") effected an amendment to the Company's Articles of Incorporation which deleted the provision which provided for the division of the Company's Board of Directors into three separate classes serving staggered terms of three years for each class. As a result of this amendment, each director's term will be until the next annual meeting of stockholders. The amendment of the Articles of Incorporation was approved by the stockholders of the Company at the annual meeting held on May 31, 1996.


Item 7.   Financial Statements and Exhibits.

     The following documents are filed as exhibits to this Current Report:

     3 Certificate of Amendment to the Articles of Incorporation of Transcontinental Realty Investors, Inc. as filed on June 3, 1996.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   TRANSCONTINENTAL REALTY INVESTORS, INC.



Dated:  June 6, 1996               By: /s/ RANDALL M. PAULSON
                                       -----------------------------------
                                       Randall M. Paulson
                                       President